EXHIBIT 21.1

List of Subsidiaries of Weight Watchers International, Inc.

BLTC Pty Limited, incorporated in Australia

Fortuity Pty Ltd, incorporated in Australia

Gutbusters Pty Ltd., incorporated in Australia

LLTC Pty Limited, incorporated in Australia

Millhill Enterprises Pty Ltd, incorporated in Australia

Weight Watchers Asia Pacific Finance Limited Partnership II, incorporated in Australia

Weight Watchers Australia Holdings Pty Ltd., incorporated in Australia

Weight Watchers International Pty. Ltd, incorporated in Australia

Weight Watchers Services Pty Ltd, incorporated in Australia

Weight Watchers Belgium N.V., incorporated in Belgium

Weight Watchers Botswana Pty Ltd, incorporated in Botswana

Vigilantes do Peso Marketing Ltda, incorporated in Brazil

Weight Watchers do Brasil Programas Alimentares Ltda, incorporated in Brazil

Weight Watchers Canada, Ltd., incorporated in Canada

Weight Watchers Asia Holdings Ltd., incorporated in Cayman Islands

Weight Watchers (China) Weight Loss Consultation Co., Ltd., incorporated in the People’s

    Republic of China

Weight Watchers de Colombia Ltda., incorporated in Columbia

QHC, LLC, incorporated in Delaware

Waist Watchers, Inc., incorporated in Delaware

Weight Watchers Direct, Inc., incorporated in Delaware

Weight Watchers North America, Inc., incorporated in Delaware

W. W. Camps and Spas, Inc., incorporated in Delaware

WW Fitness, Inc., incorporated in Delaware

WW Foods, LLC, incorporated in Delaware

WW Funding Corp., incorporated in Delaware

W.W. Inventory Service Corp., incorporated in Delaware

W.W.I. Subsidiary, Inc., incorporated in Delaware

WeightWatchers.ca Limited, incorporated in Delaware

WeightWatchers.com, Inc., incorporated in Delaware

WeightWatchers.fr S.A.R.L., incorporated in France

Weight Watchers France SAS, incorporated in France

Weight Watchers Operations France SAS, incorporated in France

Weight Watchers At Work GmbH, incorporated in Germany

Weight Watchers (Deutschland) GmbH, incorporated in Germany

Great Day Holdings Limited, incorporated in Hong Kong

Weight Watchers China Limited, incorporated in Hong Kong

Il Salvalinea, S.R.L., incorporated in Italy

Centro de Cuidado Del Peso, S. de R.L. de C.V., incorporated in Mexico

Servicios Operativos CP, S. de R.L. de C.V., incorporated in Mexico

Weight Watchers Vigilantes de Peso de Mexico, S.A. de C.V., incorporated in Mexico

Stichting Gezond Gewicht, Gezond Leven, incorporated in Netherlands

Weight Watchers Netherlands, B.V., incorporated in Netherlands

WeightWatchers.nl B.V., incorporated in Netherlands

58 WW Food Corp., incorporated in New York

Weight Watchers Camps, Inc., incorporated in New York

Weight Watchers Foundation, Inc., incorporated in New York

W.W.I. European Services, Ltd., incorporated in New York

W.W. Weight Reduction Services, Inc., incorporated in New York

W/W TwentyFirst Corporation, incorporated in New York

Weight Watchers Limited, incorporated in New Zealand

Weight Watchers New Zealand Limited, incorporated in New Zealand

Weight Watchers New Zealand Unit Trust, incorporated in New Zealand

Weight Watchers Polska Spz.o.o., incorporated in Poland

Weight Watchers (Lesotho) Pty, incorporated in South Africa

Weight Watchers Operations Spain S.L., incorporated in Spain

Weight Watchers Spain S.L., incorporated in Spain

Weight Watchers European Holding AB, incorporated in Sweden

Weight Watchers Sweden ViktVaktarna Akiebolag, incorporated in Sweden

Weight Watchers (Switzerland) SA, incorporated in Switzerland

Weight Watchers (Accessories & Publications) Ltd., incorporated in United Kingdom

Weight Watchers (Exercise) Ltd., incorporated in United Kingdom

Weight Watchers Supply Company Limited, incorporated in United Kingdom

Weight Watchers International Holdings Ltd., incorporated in United Kingdom

Weight Watchers UK Holdings Ltd., incorporated in United Kingdom

Weight Watchers (U.K.) Limited, incorporated in United Kingdom

WeightWatchers.co.uk Limited, incorporated in United Kingdom

WeightWatchers.de Limited, incorporated in United Kingdom